Exhibit 32.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANNES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of American National Bankshares Inc. (the "Company") for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles H. Majors, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Charles H. Majors
-------------------------------------
Charles H. Majors
President and Chief Executive Officer


May 6, 2004

Exhibit 32.2

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANNES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of American National Bankshares Inc. (the "Company") for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James R. Jefferson, Assistant Treasurer (Interim Chief Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbannes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ James R. Jefferson
---------------------------------------------
James R. Jefferson
Assistant Treasurer
(Interim Chief Financial Officer)


May 6, 2004